Global Atlantic Portfolios

Global Atlantic Motif Aging of America Portfolio

Global Atlantic Motif Real Estate Trends Portfolio

Global Atlantic Motif Technological Innovations Portfolio

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Global Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class II Shares

Supplement dated May 18, 2018

to the Prospectuses and Summary Prospectuses dated April 27, 2018 (the “Prospectuses”)

At a meeting held on May 17, 2018, upon the recommendation of Global Atlantic Investment Advisors, LLC, the Board of Trustees (the “Board”) of Forethought Variable Insurance Trust (the “Trust”) approved (i) a proposal to liquidate each of Global Atlantic Motif Aging of America Portfolio, Global Atlantic Motif Real Estate Trends Portfolio, Global Atlantic Wilshire Dynamic Global Allocation Portfolio and Global Atlantic Wilshire Dynamic Moderate Allocation Portfolio (each, a “Liquidating Portfolio”), each a series of the Trust, (ii) a proposal to liquidate each of Global Atlantic Motif Technological Innovations Portfolio, Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and Global Atlantic Wilshire Dynamic Growth Allocation Portfolio (each, a “Proposed Liquidating Portfolio”), each a series of the Trust, contingent on the approval of shareholders of such Proposed Liquidating Portfolio, and (iii) a submission to shareholders regarding the proposals to liquidate each Proposed Liquidating Portfolio. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of each Portfolio and its shareholders to liquidate the Portfolios. Shareholders of record of each Proposed Liquidating Portfolio at the close of business on August 1, 2018 will be asked to vote to approve a Plan of Liquidation with respect to each Proposed Liquidating Portfolio. Shares of each Proposed Liquidating Portfolio are sold through variable insurance contracts (“Contracts”) issued by Forethought Life Insurance Company. Forethought Life Insurance Company will vote its shares held in the applicable Proposed Liquidating Portfolio in accordance with instructions received from the holders of its Contracts (“Contract Holders”). As a Contract Holder, you have the right to instruct your Insurance Company on how to vote the shares of the Proposed Liquidating Portfolios that are attributable to your Contract.

Each Liquidating Portfolio will be liquidated on or about May 31, 2018 (a “Liquidation Date”). Contingent on Contract Holder approval, each Proposed Liquidating Portfolio will be liquidated on or about December 21, 2018 (a “Liquidation Date”). Each Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

If Contract Holders of a Proposed Liquidating Portfolio do not approve the Portfolio’s liquidation, the Portfolio will not be liquidated, and the Board will consider what, if any, steps to take. Apart from the proxy materials, no further notification regarding the liquidation of the Portfolios will be sent, unless circumstances change from those described in this supplement.

Suspension of Sales. Shares of the Portfolios are no longer be available for purchase. To the extent there are any dividends prior to the applicable Liquidation Date, they will continue to be either reinvested in a Portfolio’s shares or paid in cash, depending on each shareholder’s current election, as disclosed in the Prospectus.

Liquidation of Assets. On or after May 18, 2018, each Liquidating Portfolio shall cease its business and may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. Contingent on Contract Holder approval, on or about December 14, 2018, each Proposed Liquidating Portfolio shall cease its business and may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. It is anticipated that each Portfolio’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the applicable Liquidation Date. In connection with the liquidations, all outstanding shares of a Portfolio on the applicable Liquidation Date will be automatically redeemed by the

Portfolio. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in a Portfolio’s net assets plus accrued and unpaid earnings of the Portfolio at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of a Portfolio and receive the net asset value thereof in accordance with the procedures provided in the Portfolio’s Prospectus.

U.S. Federal Income Tax Matters. The liquidation is not expected to be a taxable event for a Portfolio or any Contract Holders. To avoid federal income and excise taxes, each Portfolio intends to distribute any earnings not previously distributed prior to the end of its final taxable year. Prior to any distribution to shareholders, each Portfolio will declare dividends, if any, of an amount sufficient to satisfy its income and excise tax distribution requirements for its final taxable year. See “Tax Consequences” in the Prospectus. Shareholders should consult their tax advisers regarding the tax treatment of the liquidation.

This Supplement and the Summary Prospectuses, Prospectuses, and Statements of Additional Information, each dated April 27, 2018, provide information that you should know before investing in the Portfolios and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents are available upon request and without charge by calling Shareholder Services at 1-877-881-7735.

Please retain this Supplement for future reference.

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